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                                                                   EXHIBIT 10.23


                                   AGREEMENT


         AGREEMENT made and entered into as of April 1, 2000 between CMS Marketing Services and Trading Company ("MST") and CMS Oil and Gas Company ("OGC").


         OGC and the Midland Cogeneration Venture Limited Partnership ("MCV") are parties to a Natural Gas Purchase Agreement dated May 1, 1989 (the "MCV Contract") pursuant to which OGC is obligated to supply, and MCV is required to purchase, a minimum of 7,500 MMBTU/day through December 31, 2006. To assist in meeting its obligations under the MCV Contract, OGC entered into (i) contracts to purchase gas produced from certain Antrim units with Oilfield Investments, Ltd., Terra Energy Ltd., Trendwell Oil Corporation, Don Yohe Enterprises Inc., and Guardian Energy Management Corporation (the "Michigan Producer Contracts", which are set forth on Exhibit A), and (ii) a Swap Agreement with Louis Dreyfuss Exchanges, Ltd. dated July 31, 1992 (the "Dreyfuss Swap Agreement"). On March 31, 2000, OGC sold its entire interest in its oil and gas wells and reserves located in the State of Michigan. After such sale, MST shall provide all administrative and marketing services, including making payments to third parties and managing nominations, balancing, transportation and processing with regard to the MCV Contract, the Michigan Producer Contracts, the Dreyfuss Swap Agreement and the Transportation and Processing Agreements set forth on Exhibit B (collectively, the "Contracts") and assume all the economic benefits and costs associated with the performance of the Contracts, including all commodity price risks, effective April 1, 2000 and thereafter until termination of each of the respective Contracts. In exchange, MST agrees to pay OGC within seven days hereof a sum of One Hundred Eighty-Six Thousand Seven Hundred Nineteen Dollars ($186,719), calculated in accordance with the Schedule set forth on Exhibit C.


CMS MARKETING, SERVICES AND                 CMS OIL AND GAS COMPANY
 TRADING COMPANY



By: /s/ Del Blom                            By:  /s/ W.H. Stephens, III
   ---------------------------                  --------------------------------

Name: Del Blom                              Name:  W.H. Stephens, III
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Title: Vice President Gas                   Title: Executive Vice President,
       Trading                                     General Counsel & Secretary
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Date:  5/1/00                               Date:  5/1/00
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